MEDIA RELEASE
Exhibit 99.1
Rocket Lab Announces Third Quarter 2025 Financial Results, Posts Record Quarterly Revenue of $155m, Representing 48% Year-on-Year Growth at Record Gross Margins
Long Beach, California. November 10, 2025 – Rocket Lab Corporation (Nasdaq: RKLB) (“Rocket Lab”, “the Company”, “we,” “us,” or “our”), a global leader in launch services and space systems, today shared the financial results for fiscal third quarter ended September 30, 2025.
Rocket Lab founder and CEO, Sir Peter Beck, said: “This past quarter we’ve once again delivered record revenue of $155m at record GAAP gross margin of 37%, and a new annual launch record is just days away. With progress across our major space systems programs, record backlog of contracts for our launch services business, and well-timed, strategic M&A in growth areas that are well-aligned with next-generation defense programs like Golden Dome and the Space Development Agency’s future constellations, our momentum is strong and we’re poised to deliver long-term exciting growth.”
Business Highlights for the Third Quarter 2025, plus updates since September 30, 2025.
•Secured 17x Electron launch contracts in Q3, 2025 – a record-breaking quarter of dedicated launch contracts for our industry-leading small launch vehicle. Rocket Lab is also set to surpass its previous annual launch record in the fourth quarter, and remains on track to close out the year with 20+ launches.
•Successfully launched two back-to-back HASTE missions across the quarter at an unprecedented pace of delivery for the nation that supports critical advancements in hypersonic technology.
•Closed our acquisition of electro-optical and infrared sensor maker Geost for up to $325 million in a cash-plus-equity transaction, expanding our end-to-end capabilities for U.S. national security with launch, spacecraft, and now payloads. Other significant M&A activity for the quarter included the completed financial restructure of German laser communications company Mynaric as part of our intended acquisition process. Rocket Lab also exited the quarter with $1+ billion in liquidity following the Company’s recent at-the-market offering program, further strengthening our capital position to act decisively on our robust M&A pipeline.
•Officially opened Launch Complex 3, the test and launch site for the Company’s new medium-lift reusable rocket Neutron.
•Updating our Neutron schedule that has the rocket arriving at Rocket Lab Launch Complex 3 in Q1, 2026, with the first launch thereafter, pending the successful completion of the vehicle’s qualification testing and acceptance program.
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Fourth Quarter 2025 Guidance
For the fourth quarter of 2025, Rocket Lab expects:
•Revenue between $170 million and $180 million.
•GAAP Gross Margins between 37% and 39%.
•Non-GAAP Gross Margins between 43% and 45%.
•GAAP Operating Expenses between $122 million and $128 million.
•Non-GAAP Operating Expenses between $107 million and $113 million.
•Expected Interest Income, net $3.5 million.
•Adjusted EBITDA loss of $23 million and $29 million.
•Basic Weighted Average Common Shares Outstanding of 571 million, including approximately 46 million of Series A Convertible Participating Preferred Shares.
See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q4 2025 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $15 million to $17 million in Q4 2025.
Conference Call Information
Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our third quarter, to provide our outlook for the fourth quarter, and other updates.
The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabcorp.com/
Rocket Lab Investor Relations Contact
Patrick Vorenkamp
investors@rocketlabusa.com
Rocket Lab Media Contact
Murielle Baker
media@rocketlabusa.com
About Rocket Lab
Rocket Lab is a leading space company that provides launch services, spacecraft, payloads and satellite components serving commercial, government, and national security markets. Rocket Lab’s Electron rocket is the world’s most frequently launched orbital small rocket; its HASTE rocket provides hypersonic test launch capability for the U.S. government and allied nations; and its Neutron launch vehicle in development will unlock medium launch for constellation deployment, national security and exploration missions. Rocket Lab’s spacecraft and satellite components have enabled more than 1,700 missions spanning commercial, defense and national security missions including GPS, constellations, and exploration missions to the Moon, Mars, and Venus. Rocket Lab is a publicly listed company on the Nasdaq stock exchange (RKLB). Learn more at www.rocketlabcorp.com.
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FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our expectations of financial results for the first quarter of 2025, launch and space systems operations, launch schedule and window, safe and repeatable access to space, Neutron development and anticipated timeline to launch, operational expansion and business strategy are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.investors.rocketlabcorp.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
USE OF NON-GAAP FINANCIAL MEASURES
We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:
ADJUSTED EBITDA
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.
OTHER NON-GAAP FINANCIAL MEASURES
Non-GAAP gross profit, gross margin, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(unaudited; in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Product revenues	$104,042	$79,419	$277,571	$205,848
Service revenues	51,038	25,389	144,576	97,978
Total revenues	155,080	104,808	422,147	303,826
Cost of revenues:
Cost of product revenues	72,841	58,448	188,402	153,215
Cost of service revenues	24,925	18,364	94,796	71,279
Total cost of revenues	97,766	76,812	283,198	224,494
Gross profit	57,314	27,996	138,949	79,332
Operating expenses:
Research and development, net	70,694	47,723	191,937	126,139
Selling, general and administrative	45,589	32,172	124,808	91,445
Total operating expenses	116,283	79,895	316,745	217,584
Operating loss	(58,969)	(51,899)	(177,796)	(138,252)
Other income (expense):
Interest expense, net	(590)	(454)	(5,547)	(2,176)
Gain (loss) on foreign exchange	388	(490)	(235)	(465)
Other (expense) income, net	(177)	1,848	(675)	3,152
Total other (expense) income, net	(379)	904	(6,457)	511
Loss before income taxes	(59,348)	(50,995)	(184,253)	(137,741)
Benefit (provision) for income taxes	41,091	(944)	38,966	(89)
Net loss	$(18,257)	$(51,939)	$(145,287)	$(137,830)
Net loss per share attributable to Rocket Lab Corporation:
Basic and diluted	$(0.03)	$(0.10)	$(0.28)	$(0.28)
Weighted-average common shares outstanding:
Basic and diluted	528,725,980	497,701,715	516,560,266	493,976,025
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2025 AND DECEMBER 31, 2024
(unaudited; in thousands, except share and per share values)

	September 30, 2025 (unaudited)	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$807,875	$271,042
Marketable securities, current	168,865	147,948
Accounts receivable, net	59,086	36,440
Contract assets	52,785	63,108
Inventories	144,999	119,074
Prepaids and other current assets	82,813	55,009
Total current assets	1,316,423	692,621
Non-current assets:
Property, plant and equipment, net	278,003	194,838
Intangible assets, net	231,984	58,637
Goodwill	217,709	71,020
Right-of-use assets - operating leases	90,844	53,664
Right-of-use assets - finance leases	14,022	14,396
Marketable securities, non-current	46,202	60,686
Restricted cash	4,835	4,260
Deferred income tax assets, net	—	3,010
Other non-current assets	21,373	31,210
Total assets	$2,221,395	$1,184,342
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$61,229	$53,059
Accrued expenses	17,961	19,460
Employee benefits payable	82,174	20,847
Contract liabilities	208,243	216,160
Current installments of long-term borrowings	17,090	12,045
Other current liabilities	27,760	17,954
Total current liabilities	414,457	339,525
Non-current liabilities:
Convertible senior notes, net	347,014	345,392
Long-term borrowings, net, excluding current installments	51,267	44,049
Non-current operating lease liabilities	86,505	51,965
Non-current finance lease liabilities	14,742	14,970
Deferred tax liabilities	3,007	891
Other non-current liabilities	23,417	5,097
Total liabilities	940,409	801,889
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Preferred stock, $0.0001 par value; authorized shares: 100,000,000; issued and outstanding shares: 45,951,250 and 0 at September 30, 2025 and December 31, 2024, respectively	5	—
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued shares: 542,175,866 and 504,453,785 at September 30, 2025 and December 31, 2024, respectively; outstanding shares: 496,224,616 and 504,453,785 at September 30, 2025 and December 31, 2024, respectively	50	50
Treasury stock, at cost; shares: 45,951,250 and 0 at September 30, 2025 and December 31, 2024, respectively	—	—
Additional paid-in capital	2,241,982	1,198,909
Accumulated deficit	(958,988)	(813,701)
Accumulated other comprehensive loss	(2,063)	(2,805)
Total stockholders’ equity	1,280,986	382,453
Total liabilities and stockholders’ equity	$2,221,395	$1,184,342
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ROCKET LAB CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(unaudited; in thousands)

	For the Nine Months Ended September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(145,287)	$(137,830)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	29,191	24,516
Stock-based compensation expense	52,894	39,944
Loss (gain) on disposal of assets	2,356	(2,356)
Loss on extinguishment of long-term debt	—	1,330
Amortization of debt issuance costs and discount	2,551	2,272
Noncash lease expense	5,975	4,437
Change in the fair value of contingent consideration	—	(218)
Accretion of marketable securities purchased at a discount	(1,599)	(2,272)
Deferred income taxes	(33,049)	2,310
Changes in operating assets and liabilities:
Accounts receivable, net	(19,442)	12,928
Contract assets	12,608	(36,510)
Inventories	(25,567)	(7,118)
Prepaids and other current assets	(17,455)	1,951
Other non-current assets	10,132	544
Trade payables	(1,634)	13,853
Accrued expenses	2,671	2,980
Employee benefits payables	43,417	3,525
Contract liabilities	(9,187)	27,791
Other current liabilities	(1,358)	4,088
Non-current lease liabilities	(8,269)	(4,321)
Other non-current liabilities	62	1,653
Net cash used in operating activities	(100,990)	(46,503)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(106,631)	(45,539)
Proceeds on disposal of assets, net	397	11,756
Cash paid for business combination, net of acquired cash	(132,441)	—
Purchases of marketable securities	(187,780)	(149,548)
Maturities of marketable securities	179,822	102,930
Sale of marketable securities	3,383	—
Net cash used in investing activities	(243,250)	(80,401)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from ATM Equity Offerings	865,453	—
Issuance costs related to ATM Equity Offerings	(20,134)	—
Proceeds from the exercise of stock options	2,539	2,074
Proceeds from Employee Stock Purchase Plan	7,751	4,098
Proceeds from sale of employees restricted stock units to cover taxes	80,659	14,991
Minimum tax withholding paid on behalf of employees for restricted stock units	(65,672)	(15,169)
Purchase of capped calls related to issuance of convertible senior notes	—	(43,168)
Proceeds from issuance of convertible senior notes	—	355,000
Proceeds from secured term loans	26,716	—
Repayments on secured term loan	(15,103)	(48,853)
Payment of debt issuance costs	(278)	(12,205)
Finance lease principal payments	(197)	(269)
Net cash provided by financing activities	881,734	256,499
Effect of exchange rate changes on cash and cash equivalents	(86)	763
Net increase in cash and cash equivalents and restricted cash	537,408	130,358
Cash and cash equivalents, and restricted cash, beginning of period	275,302	166,434
Cash and cash equivalents, and restricted cash, end of period	$812,710	$296,792
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ROCKET LAB CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024
(unaudited; in thousands)
The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
NET LOSS	$(18,257)	$(51,939)	$(145,287)	$(137,830)
Depreciation	6,490	4,793	18,061	14,513
Amortization	5,236	3,302	11,130	10,003
Stock-based compensation expense	15,727	12,896	52,894	39,944
Transaction costs	5,118	23	11,504	407
Interest expense, net	590	454	5,547	2,176
Change in fair value of contingent consideration	—	—	—	(218)
(Benefit) provision for income taxes	(41,091)	944	(38,966)	89
(Gain) loss on foreign exchange	(388)	490	235	465
Accretion of marketable securities and cash equivalents purchased at a discount	(553)	(666)	(1,810)	(2,272)
Loss (gain) on disposal of assets	853	(1,164)	2,356	(2,356)
Employee retention credit	—	—	515	—
Loss on extinguishment of debt	—	—	—	1,330
ADJUSTED EBITDA	$(26,275)	$(30,867)	$(83,821)	$(73,749)
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	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP Gross profit	$57,314	$27,996	$138,949	$79,332
Stock-based compensation	3,539	3,029	12,351	10,205
Amortization of purchased intangibles and favorable lease	4,126	1,763	7,772	5,247
Employee retention credit	—	—	278	—
Non-GAAP Gross profit	$64,979	$32,788	$159,350	$94,784
Non-GAAP Gross margin	41.9%	31.3%	37.7%	31.2%

GAAP Research and development, net	$70,694	$47,723	$191,937	$126,139
Stock-based compensation	(5,588)	(4,626)	(16,055)	(13,660)
Amortization of purchased intangibles and favorable lease	—	(302)	(329)	(686)
Employee retention credit	—	—	(88)	—
Non-GAAP Research and development, net	$65,106	$42,795	$175,465	$111,793

GAAP Selling, general and administrative	$45,589	$32,172	$124,808	$91,445
Stock-based compensation	(6,600)	(5,241)	(24,488)	(16,079)
Amortization of purchased intangibles and favorable lease	(846)	(960)	(2,250)	(3,274)
Transaction costs	(5,118)	(23)	(11,504)	(407)
Change in fair value of contingent consideration	—	—	—	218
Employee retention credit	—	—	(149)	—
Non-GAAP Selling, general and administrative	$33,025	$25,948	$86,417	$71,903

GAAP Operating expenses	$116,283	$79,895	$316,745	$217,584
Stock-based compensation	(12,188)	(9,867)	(40,543)	(29,739)
Amortization of purchased intangibles and favorable lease	(846)	(1,262)	(2,579)	(3,960)
Transaction costs	(5,118)	(23)	(11,504)	(407)
Change in fair value of contingent consideration	—	—	—	218
Employee retention credit	—	—	(237)	—
Non-GAAP Operating expenses	$98,131	$68,743	$261,882	$183,696

GAAP Operating loss	$(58,969)	$(51,899)	$(177,796)	$(138,252)
Total non-GAAP adjustments	25,817	15,944	75,264	49,340
Non-GAAP Operating loss	$(33,152)	$(35,955)	$(102,532)	$(88,912)

GAAP Total other (expense) income, net	$(379)	$904	$(6,457)	$511
(Gain) loss on foreign exchange	(388)	490	235	465
Loss (gain) on disposal of assets	853	(1,164)	2,356	(2,356)
Loss on extinguishment of debt	—	—	—	1,330
Non-GAAP Total other income (expense), net	$86	$230	$(3,866)	$(50)
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